SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported) February 16, 1999



                                 TELETRAC, INC.
               (Exact Name of Registrant as Specified in Charter)


      Delaware                   333-35021                       48-1172403
(State or Other Jurisdiction    (Commission                   (I.R.S. Employer
of Incorporation)                File Number)                Identification No.)


2131 Faraday Avenue, Carlsbad, California                              92008
(Address of Principal Executive Offices)                             (Zip Code)




Registrant's telephone number, including area code  (760)931-2644





          (Former Name or Former Address, if Changed Since Last Report)




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Item 5.  Other Events.

          Between February 16, 1999 and February 19, 1999, five directors resigned from the respective Boards of Directors of Teletrac, Inc. (the "Company") and Teletrac Holdings, Inc. Messrs. Robert Benbow, Michael A. Greeley and Sanford Anstey resigned on February 16, 1999; Mr. Marc H. Michel resigned on February 17, 1999; and Mr. Brian A. Rich resigned on February 19, 1999.

          Two of the Company's directors, Messrs. James A. Queen and David J. Berkman, had previously resigned from each of the Boards in October 1998.

          None of the resigning directors did so because of a disagreement with the Company on any matter relating to its operations, policies or practices.

          Messrs. John Sarto, the Chief Executive Officer of the Company, and Michael Markbreiter continue to serve as directors of the Company and Teletrac Holdings, Inc.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits.

          None.




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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly autho rized.


                                            TELETRAC, INC.



                                            By:  /s/ Alan B. Howe
                                                     Name: Alan B. Howe
                                                     Title: Vice President

Date: March 2, 1999